EXHIBIT 10.N


                             DONALDSON COMPANY, INC.
                   1998 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN


            1. Purpose of the Plan. This plan shall be known as the "Donaldson Company, Inc. 1998 Nonemployee Director Stock Option Plan" and is hereinafter referred to as the "Plan." The purpose of the Plan is to promote the interests of the Company by enhancing its ability to attract and retain the services of experienced and knowledgeable outside directors and by providing additional incentive for such directors to increase their interest in the Company's long-term success and progress.

            2. Definitions. As used herein, the following definitions shall apply:

               (a) "Board" shall mean the Board of Directors of the Company.

               (b) A "Change in Control" of the Company shall have occurred if
(i) any "person," as such term is used in Sections 13(d)and 14(d) of the Exchange Act (other than Donaldson, any trustee or other fiduciary holding securities under an employee benefit plan of Donaldson or any corporation owned, directly or indirectly, by the shareholders of Donaldson in substantially the same proportions as their ownership of stock of Donaldson), either is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Donaldson representing 30% or more of the combined voting power of Donaldson's then outstanding securities, (ii) during any period of two consecutive years (not including any period prior to the effective date of this Plan), individuals who at the beginning of such period constitute the Board of Donaldson, and any new Director (other than a Director designated by a person who has entered into an agreement with Donaldson to effect a transaction described in clause (i), (iii) or (iv) of this subparagraph) whose election by the Board or nomination for election by Donaldson's shareholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof, unless the approval of the election or nomination for election of such new Directors was in connection with an actual or threatened election or proxy contest, (iii) the shareholders of Donaldson approve a merger or consolidation of Donaldson with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of Donaldson outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of Donaldson or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of Donaldson (or similar transaction) in which no "person" (as defined above) acquires more than 30% of the combined voting power of Donaldson's then outstanding securities or (iv) the shareholders of Donaldson approve a plan of complete liquidation of Donaldson or an agreement for the sale or disposition by Donaldson of all or substantially all of Donaldson's assets or any transaction having a similar effect.

               (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.


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               (d) "Common Stock" shall mean the Common Stock, $5 par value, of the Company.

               (e) "Company" or "Donaldson" shall mean Donaldson Company, Inc. and its Subsidiaries.

               (f) "Director" shall mean a member of the Board.

               (g) "Employee" shall mean any person, including officers and directors, employed by the Company or any Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

               (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               (i) "Market Value" of a share of Common Stock shall mean the closing sale price of the Common Stock on such date on the New York Stock Exchange (or on the principal exchange on which it is then listed if other than the New York Stock Exchange), as reported in The Wall Street Journal, or if there was no sale on that date, then on the nearest preceding date on which a sale occurred.

               (j) "Option" shall mean a stock option granted pursuant to the Plan.

               (k) "Optionee" shall mean an Outside Director who receives an Option.

               (l) "Outside Director" shall mean a Director who is not an Employee.

               (m) "Subsidiary" shall mean any corporation or other entity of which a majority of the voting power is owned, directly or indirectly, by Donaldson, or which is otherwise controlled by Donaldson.

            3. Administration of Plan. The Plan shall be administered by a committee (the "Committee") of three or more persons appointed by the Board of Directors of the Company and constituted so as to satisfy the legal requirements, including any such requirements for nonemployee directors, imposed by Rule 16b-3 of the Exchange Act. All determinations of the Committee shall be made by a majority of its members. Grants of Options under the Plan and the amount and nature of the awards to be granted shall be automatic as described in
Section 7, and no person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of shares of Common Stock to be covered by Options granted to Outside Directors. However, all questions of interpretation of the Plan or of any Options issued under it shall be determined by the Committee, and such determination shall be final and binding upon all persons having an interest in the Plan.

            4. Eligibility. Each Outside Director of the Company who shall be a member of the Board on December 1 of each year shall be eligible to participate in the Plan.

            5. Stock Subject to the Plan. Subject to adjustment as provided in
Section 11 hereof, the maximum aggregate number of shares of Common Stock with respect to which Options


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may be exercised under the Plan shall be [200,000]. All shares of Common Stock issued under this Plan shall either be shares held in the treasury of the Company or previously issued shares purchased by the Company on the open market. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Shares of Common Stock issued upon the exercise of an Option shall be fully paid and nonassessable. No fractional shares of Common Stock shall be issued upon exercise of an Option under the Plan.

            6. Nonqualified Stock Options. None of the Options granted hereunder shall qualify as "incentive stock options" within the meaning of Section 422 of the Code.

            7. Grants of Options under the Plan. Each Option granted under this Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions:

                  (a) ANNUAL OPTION GRANTS. An Option to purchase 3,600 shares of Common Stock shall be granted automatically on the first business day of December (the "Grant Date") of each year to each eligible Director in office on such Grant Date. All grants of Options hereunder shall be automatic and nondiscretionary.

                  (b) OPTION EXERCISE PRICE. The exercise price per share of
            Common Stock deliverable upon the exercise of an Option shall be the Market Value of the Common Stock on the Grant Date.

                  (c) PERIOD OF OPTIONS. Each Option shall terminate upon the expiration of 10 years from the date on which it was granted.

                  (d) EXERCISE OF OPTIONS.

                        (i) Options granted under the Plan shall vest and may be
                  exercised by the Optionee with respect to 1,200 shares on the first day of December of each of the first three calendar years following the Grant Date; provided, however, that an unvested portion of an Option shall only vest so long as (1) the Outside Director remains a Director on the date such portion vests, (2) the Outside Director retires or resigns from service as a Director in accordance with Bylaw 4 of the Bylaws of the Company or (3) the Outside Director's service is terminated for any other reason and a majority of the members of the Board other than the terminating Director consent to continued vesting of such portion of the Option in accordance with the original vesting schedule therefor; provided, further, that if the Optionee shall die prior to the time the Option is fully vested, such Option shall continue to vest for a period of two years after the Optionee's death but shall, in all events, terminate upon the expiration of the original term of such Option.

                        (ii) An Optionee electing to exercise an Option shall
                  give written notice to the Company of such election, stating the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such


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                  notice of exercise. Payment of the Option price may be made in cash (including check, bank draft or money order) or, with the consent of the Committee, in whole or in part through the delivery or attestation to ownership of Common Stock already owned by the Optionee for at least six months and having a Market Value on the day preceding the date of exercise equal to the Option price, subject to the approval of the Committee and to such rules as the Committee may adopt.

                        (iii) An Option may not be exercised for a fraction of a
                  share.

                  (e) RELOAD OPTIONS. Each Optionee shall be granted a new
            option (a "Reload Option") when the payment of the exercise price of any Option is made by the delivery of Common Stock owned by the Optionee, which Reload Option: (i) shall be for the number of shares of Common Stock provided as consideration upon the exercise of the previously granted Option, (ii) shall have an expiration date that is the same as the expiration date of the Option to which it relates, (iii) shall have a per share exercise price equal to the Market Value of the Common Stock on the date of grant of the Reload Option and (iv) shall be exercisable in full as of the date of grant of the Reload Option; provided, however, that Reload Options shall only be granted to an Optionee during such Optionee's term as an Outside Director of the Company. A Reload Option shall be granted only once with respect to any shares acquired upon exercise of the original Option to which the Reload Option relates.

                  (f) OPTIONS NON-TRANSFERABLE. No Option granted under the Plan shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution as provided in Section 7(h) hereof. During the lifetime of the Optionee, the Options shall be exercisable only by such Optionee. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during such Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

                  (g) TERMINATION OF STATUS AS A DIRECTOR. If an Outside
            Director ceases to serve as a Director, he or she may, exercise an Option to the extent that he or she was entitled to exercise it at the date of such termination, subject to the provisions set forth in
            Section 7(d)(i) for continued vesting. To the extent that the Director was not entitled to exercise an Option at the date of such termination, or if such Director does not exercise such Option (which the Director was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (h) EFFECT OF DEATH. If the Optionee shall die prior to the time the Option is fully exercised, such Option may be exercised at any time within two years after his or her death by the personal representatives or administrators of the Optionee or by any person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares the Optionee was entitled to purchase under the Option on the date of death, subject to the provisions set forth in Section 7(d)(i) for continued vesting and subject to the condition that no Option shall be exercisable after the expiration of the term of the Option.


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            8. Term of Plan. The Plan shall become effective immediately upon its adoption by the Board and shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan. No Option may be granted after such termination, but termination of the Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted. Options granted prior to the termination of the Plan shall remain in effect until their exercise or expiration in accordance with their terms.

            9. Limitation of Rights.

               (a) NO RIGHT TO CONTINUE AS DIRECTOR. Neither the Plan, nor the granting of an Option nor any other action taken pursuant to the Plan, shall constitute, or be evidence of, any agreement or understanding, express or implied, that the Company will retain a Director for any period of time, or at any particular rate of compensation, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's membership on the Board.

               (b) NO SHAREHOLDER RIGHTS FOR OPTIONS. An Optionee shall have no rights as a shareholder with respect to the shares covered by Options until the date of the issuance to such Optionee of a stock certificate therefor, and no adjustment will be made for cash dividends or other rights for which the record date is prior to the date such certificate is issued.

            10. Adjustments Upon Changes in Capitalization or Change in Control.


               (a) In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments in the Plan and outstanding Options shall be made. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares subject to outstanding Options and the Option exercise prices thereof in order to prevent dilution or enlargement of Option rights. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

               (b) In the event of a Change in Control of the Company, any or all outstanding Options shall, notwithstanding any contrary terms of the written agreement governing such Option, accelerate and become fully vested and exercisable and shall remain exercisable thereafter until they are either exercised or expire by their terms.

            11. Amendment and Termination of the Plan. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuance shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise by the Optionee and the Board.

            12. Conditions Upon Issuance of Shares. Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance


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and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

            13. Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Delaware and construed accordingly.


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